Waddell & Reed Advisors Funds

Supplement dated July 28, 2017 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 31, 2016

and as supplemented December 29, 2016, January 31, 2017, April 10, 2017, May 18, 2017 and July 14, 2017

The following replaces in its entirety the second footnote following the table under the “Fees and Expenses” section on pages 3, 8, 12, 17, 21, 25, 30, 34, 38, 50, 55 and 60:

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

The following paragraphs are added as new paragraphs immediately after the sole paragraph in “The Management of the Funds — Investment Adviser” section on page 90:

WRIMCO and the Trust have received “manager of managers” exemptive relief from the SEC (the Order) that permits WRIMCO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, WRIMCO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Funds without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, WRIMCO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and WRIMCO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Shareholders of each Fund have approved the use of the Order. Accordingly, each Fund may rely on the Order.

The following replaces the first sentence of the first paragraph of the “Your Account — Buying Shares — Low Balance Fee” section on page 105:

For Class A and Class C shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment.

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